UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2021

ALEXANDRIA REAL ESTATE EQUITIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-12993	95-4502084
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

 26 North Euclid Avenue, Pasadena, California 91101
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (626) 578-0777

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	ARE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

    Alexandria Real Estate Equities Inc. (“Alexandria”) held its 2021 Annual Meeting of Stockholders (the "2021 Annual Meeting") on May 18, 2021. At the 2021 Annual Meeting, there were present in person or by proxy 132,453,451 shares of Alexandria’s common stock, representing stockholders entitled to cast approximately 90% of the total outstanding eligible votes and constituting a quorum. Set forth below are the voting results for the three proposals considered and voted upon at the 2021 Annual Meeting, all of which were described in the in Alexandria’s definitive proxy statement for the 2021 Annual Meeting, filed with the Securities and Exchange Commission on April 16, 2021 (the “2021 Proxy Statement”).

1.    Election of Directors
    Alexandria’s stockholders elected, by the votes indicated below, seven persons to serve as directors of Alexandria until its 2022 Annual Meeting of Stockholders and until their successors are duly elected and qualify. The following table sets forth the results of the voting with respect to each candidate:

Director	For	Against	Abstained	Broker Non-Vote (1)
Joel S. Marcus	120,771,331	9,198,373	66,270	2,417,477
Steven R. Hash	127,284,031	2,689,779	62,164	2,417,477
James P. Cain	87,625,239	42,348,671	62,064	2,417,477
Maria C. Freire, Ph.D.	95,007,452	34,967,346	61,176	2,417,477
Jennifer Friel Goldstein	129,316,620	657,978	61,376	2,417,477
Richard H. Klein	119,190,464	10,783,625	61,885	2,417,477
Michael A. Woronoff	94,844,707	35,129,299	61,968	2,417,477

(1)    Broker non-votes represent proxies that are uninstructed on a proposal and submitted by brokers or other nominees who lack discretionary authority to vote on the proposal absent instructions from the beneficial owner of shares of stock.

2.    Non-binding Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers
    Alexandria’s stockholders voted upon, on a non-binding, advisory basis, whether to approve the compensation of its named executive officers, as disclosed in Alexandria’s 2021 Proxy Statement. 120,920,316 votes were cast “for” the approval, 9,066,116 votes were cast “against” the approval, and 49,542 votes abstained. Additionally, there were 2,417,477 broker non-votes for this proposal.

3.    Ratification of Appointment of Independent Public Registered Accountants
    Alexandria’s stockholders voted to ratify the appointment of Ernst & Young LLP as Alexandria’s independent registered public accountants for the fiscal year ending December 31, 2021. 126,448,269 votes were cast “for” the ratification, 5,949,908 votes were cast “against” the ratification, and 55,274 votes abstained. There were no broker non-votes for this proposal.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Exhibit Title
104	Cover Page Interactive Data File (embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXANDRIA REAL ESTATE EQUITIES, INC.

May 19, 2021	By:	/s/ Dean A. Shigenaga
Dean A. Shigenaga
President and Chief Financial Officer